Exhibit 99.1

             EDGAR(R) ONLINE(R) VOLUNTARILY FILES FINANCIALS IN XBRL

    SOUTH NORWALK, Conn., April 25 /PRNewswire-FirstCall/ -- EDGAR(R) Online(R), Inc. (Nasdaq: EDGR), a leading provider of value-added business and financial information on global companies to financial, corporate and advisory professionals, today used its own proprietary technology to voluntarily furnish data in the eXtensible Business Reporting Language (XBRL) format to the SEC in an 8-K exhibit, as a supplement to its 2004 Annual Report on Form 10-K.

    On April 4, the Securities and Exchange Commission began accepting data through its XBRL Voluntary Financial Reporting Program, which encourages companies to submit financial reports in XBRL.

    EDGAR Online is a founding member of the XBRL International Consortium and EDGAR Online's I-Metrix solution provides complete company financials in XBRL for all U.S. public companies. The company is working with partners such as Microsoft, Hitachi, and Rivet Software, who are also leaders in the XBRL adoption effort.

    EDGAR Online President and CEO Susan Strausberg said, "We are committed to developing and embracing the new technologies that address our customers' needs. EDGAR Online specializes in making complex company financials more accessible and easier to analyze. We are pleased to be one of the first companies to file our financial statements in XBRL. By doing so, we are able to showcase the power of I-Metrix."

    The company launched its I-Metrix suite of XBRL products last week.

    About XBRL

    XBRL is a royalty free, open specification that uses XML-based data tags to describe financial data in business reports and databases. XBRL benefits all members of the financial information supply chain by making data over the Internet more interoperable and relevant for users and allows the exchange of financial information across all software formats resulting in cheaper, faster and more reliable extraction of financial information of reports or data systems. More information about XBRL is available from XBRL International (http://www.xbrl.org).

    About EDGAR(R) Online(R), Inc.

    EDGAR Online, Inc. (Nasdaq: EDGR), http://www.edgar-online.com, is a leading provider of value-added business and financial information on global companies to financial, corporate and advisory professionals. The company makes its information and a variety of analysis tools available via online subscriptions and licensing agreements to a large user base.

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    "Forward-looking statements" as defined in the Private Securities Litigation
Reform Act of 1995 may be included in this news release. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future events or results.
EDGAR Online, Inc. disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Please refer to the documents filed by EDGAR Online, Inc. with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with our ability to (i) increase revenues, (ii) obtain profitability, and (iii) obtain additional financing, changes in general economic and business conditions (including in the online business and financial information industry), actions of our competitors, the extent to which we are able to develop new services and markets for our services, risks in connection with acquisitions, the time and expense involved in such development activities, the level of demand and market acceptance of our services and changes in our business strategies.

    EDGAR(R) is a federally registered trademark of the U.S. Securities and Exchange Commission (SEC). EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.

SOURCE  EDGAR(R) Online(R), Inc.
    -0-                             04/25/2005
    /CONTACT: Jani Spede of EDGAR Online Public Relations, +1-866-669-2889, jspede@edgar-online.com/
    /Web site:  http://www.edgar-online.com
                http://www.xbrl.org